Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 8: COMMITMENTS AND CONTINGENCIES

As of June 30, 2023, the Company was contingently liable for letters of guarantee and letters of credit amounting to $10 (December 31, 2021: $10) issued by one bank in favor of various organizations and the total amount was collateralized by cash deposits, which were included as a component of restricted cash.

Navios Logistics has issued a guarantee and indemnity letter that guarantees the performance obligations a consolidated subsidiary of all its obligations to Vitol S.A. up to $12,000. This guarantee expires on March 28, 2024.

On July 22, 2016, Navios Logistics guaranteed the compliance of certain obligations related to two consolidated subsidiaries under their respective direct user agreements with the Free Zone of Nueva Palmira, for the amounts of $847 and $519, respectively.

In September 2020, Navios Logistics agreed to a settlement regarding a storage and transshipment contract in the Grain Port Terminal for a total amount to be paid to Navios Logistics as a result of the settlement of $4,140, to be collected in three equal installments of $1,380 within June, 2021, 2022 and 2023. In June 2021 and 2022, Navios Logistics collected the first and second installment, respectively.

The Company is involved in a number of legal proceedings and has various unresolved claims pending arising in the ordinary course of business. Based on currently available information and the opinion of legal counsel, management believes that the final outcome will not have a significant effect on the Company’s operating results or financial position and that no additional provisions over and above provisions already reflected in the interim condensed consolidated financial statements are required.